UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 23, 2007

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)

            Utah                          0-22515                 20-0612376
  (State or other jurisdiction         (Commission File        (I.R.S. Employer
       of incorporation)                  Number)            Identification No.)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02         Unregistered Sale of Equity Securities

         On February 23, 2007, Speaking Roses International, Inc. (the "Company") entered into a Advertising Order pursuant to which Pacific Media Group, Inc. ("PMG") will develop an ongoing national advertising campaign and marketing strategy on behalf of the Company. In partial consideration for the services to be provided to the Company by PMG, the Company issued to the principals of PMG 196,428 of its common shares at an agreed upon price per share of $0.28. The issuance of the common shares described above was made pursuant to
Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder, based in part on the representations made by the holders thereof.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: March 1, 2007

                                            Speaking Roses International, Inc.
                                            By:  /s/ Alan K. Farrell
                                                -----------------------------
                                                     Alan K. Farrell,
                                                     Chief Executive Officer









                                       2